Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account V

("Separate Account")

Supplement to:

Excel Performance VUL (NY)

Prospectus Dated May 1, 2010

and Statement of Additional Information

Supplement Dated November 22, 2016

1.       Ameritas Life has been advised that on October 20, 2016, Calvert Investment Management, Inc. and Ameritas Holding Company, both affiliates of Ameritas Life, entered into an asset purchase agreement with Eaton Vance Management ("Eaton Vance"), a newly formed subsidiary of Eaton Vance to operate as Calvert Research and Management ("New Calvert"), and other parties, pursuant to which New Calvert has agreed to acquire the business assets of Calvert Investment Management, Inc. Completion of the transaction is subject to shareholder approvals of new investment advisory agreements, among other conditions, and is currently expected to occur by the end of 2016 or early 2017.

2.       Ivy Investment Management Company (IICO), an affiliate of Waddell & Reed Investment Management Company (WRIMCO), has entered into investment management agreements to provide investment advisory services to each portfolio of the Ivy Funds Variable Insurance Portfolios (Trust) and WRIMCO has terminated its investment management agreements with the Trust. The name of the Trust was changed to Ivy Variable Insurance Portfolios and the name of each portfolio is changed as set forth below.

The Variable Investment Options chart in your prospectus, and supporting material relating to your variable Policy, is revised as follows:

Former Fund Name	New Fund Name
Ivy Funds Variable Insurance Portfolios	Ivy Variable Insurance Portfolios
Former Investment Advisor	New Investment Advisor
Waddell & Reed Investment Management Company	Ivy Investment Management Company
Former Portfolio Name	New Portfolio Name
Ivy Funds VIP Balanced	Ivy VIP Balanced
Ivy Funds VIP Science and Technology	Ivy VIP Science and Technology

Please see the Portfolio prospectuses, as revised, for more information.

All other provisions remain as stated in your Policy and prospectus, as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy issued by

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2053 11-16